Exhibit 10.1

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of September 22, 2026
among
DREAM FINDERS HOMES, INC.,
as Borrower,
BANK OF AMERICA, N.A.,
as Administrative Agent
and
an L/C Issuer,
The Other L/C Issuers Party Hereto,
and
The Other Lenders Party Hereto
WESTERN ALLIANCE BANK,
and
CITIZENS BANK, N.A.,
as
Co-Syndication Agents
AMERIS BANK,
BMO BANK N.A.,
U.S. BANK NATIONAL ASSOCIATION,
and
GOLDMAN SACHS LENDING PARTNERS LLC,
as
Co-Documentation Agents
BOFA SECURITIES, INC.,
as
Sole Bookrunner
BOFA SECURITIES, INC.,
WESTERN ALLIANCE BANK,
and
CITIZENS BANK, N.A.,
as
Joint Lead Arrangers

NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of September 22, 2026 (the “Effective Date”), by and among DREAM FINDERS HOMES, INC., a Texas corporation (“Borrower”), BANK OF AMERICA, N.A., as administrative agent for the lenders (in such capacity, “Administrative Agent”), and the Required Lenders.
W I T N E S S E T H
A.Reference is made to that certain Amended and Restated Credit Agreement dated as of June 2, 2022, by and among Borrower, each of the Lenders defined therein (“Lenders”), Administrative Agent and the other parties thereto (as renewed, extended, modified, and amended from time to time prior to the date hereof, the “Credit Agreement”). Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.
B.The parties hereto have agreed to amend certain terms and provisions of the Credit Agreement as more particularly described herein.
NOW, THEREFORE, the parties hereto agree as follows:
1.Amendments. On and after the Effective Date,
(a)The following new definition of “Letter of Credit Report” is hereby added to Section 1.01 of the Credit Agreement in the correct alphabetic order:
“Letter of Credit Report” means a certificate substantially the form of Exhibit K or any other form approved by Administrative Agent.
(b)The definitions of “L/C Commitment”, “L/C Issuer” and “Letter of Credit Sublimit” in Section 1.01 of the Credit Agreement are hereby deleted in their entirety and replaced with the following:
“L/C Commitment” means, with respect to each L/C Issuer, the commitment of such L/C Issuer to issue Letters of Credit hereunder. The initial amount of each L/C Issuer’s L/C Commitment is set forth on Schedule 2.01B, or if an L/C Issuer has entered into an Assignment and Assumption or has otherwise assumed a L/C Commitment after the Closing Date, the amount set forth for such L/C Issuer as its L/C Commitment in the Register maintained by Administrative Agent. If a Lender agrees to become an L/C Issuer after the Closing Date, then such L/C Issuer’s L/C Commitment shall be the amount agreed to in writing by Borrower, Administrative Agent and such L/C Issuer. The L/C Commitment of an L/C Issuer may be modified from time to time by agreement between such L/C Issuer and Borrower, and notified to Administrative Agent.
“L/C Issuer” means each of Bank of America, Western Alliance Bank, Flagstar Bank, N.A., and each other Lender (if any) as Borrower may from time to time select as an L/C Issuer hereunder pursuant to Section 2.03; provided that such Lender has agreed to be an L/C Issuer in its capacity as issuer of Letters of Credit hereunder. Any L/C Issuer may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such L/C Issuer, in which case the term “L/C Issuer” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. Each reference herein to the “L/C Issuer” in connection with a Letter of Credit or other matter shall be deemed to be a reference to the relevant L/C Issuer with respect thereto.
“Letter of Credit Sublimit” means an amount equal to $100,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments.
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(c)A new clause (q) is hereby added to Section 2.03 of the Credit Agreement as follows:
(q)    L/C Issuer Reports to Administrative Agent. Unless otherwise agreed by Administrative Agent, each L/C Issuer shall, in addition to its notification obligations set forth elsewhere in this Section 2.03, provide Administrative Agent a Letter of Credit Report, as set forth below:
(i)    reasonably prior to the time that such L/C Issuer issues, amends, renews, increases or extends a Letter of Credit, the date of such issuance, amendment, renewal, increase or extension and the stated amount of the applicable Letters of Credit after giving effect to such issuance, amendment, renewal or extension (and whether the amounts thereof shall have changed);
(ii)    on each Business Day on which such L/C Issuer makes a payment pursuant to a Letter of Credit, the date and amount of such payment;
(iii)    on any Business Day on which Borrower fails to reimburse a payment made pursuant to a Letter of Credit required to be reimbursed to such L/C Issuer on such day, the date of such failure and the amount of such payment;
(iv)    on any other Business Day, such other information as Administrative Agent shall reasonably request as to the Letters of Credit issued by such L/C Issuer; and
(v)    for so long as any Letter of Credit issued by an L/C Issuer is outstanding, such L/C Issuer shall deliver to Administrative Agent (A) on the last Business Day of each calendar month, (B) at all other times a Letter of Credit Report is required to be delivered pursuant to this Agreement, and (C) on each date that (1) an L/C Credit Extension occurs or (2) there is any expiration, cancellation and/or disbursement, in each case, with respect to any such Letter of Credit, a Letter of Credit Report appropriately completed with the information for every outstanding Letter of Credit issued by such L/C Issuer.
(d)Section 7.05 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
7.05    Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except:
(a)Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;
(b)Dispositions of Housing Units and Finished Lots in the ordinary course of business;
(c)Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property;
(d)Dispositions of property by any Subsidiary to Borrower or to a Wholly-Owned Subsidiary; provided that if the transferor of such property is a Guarantor, the transferee thereof must either be Borrower or a Guarantor;
(e)Dispositions permitted by Section 7.04;
(f)Dispositions in connection with land bank transactions; and
(g)Other Dispositions, so long as no Default or Event of Default exists and Borrower is compliance with Section 7.13, in each case before and after giving pro forma effect thereto.
provided, however, that any Disposition pursuant to subsections (a) through (g) shall be for fair market value.
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(e)Section 7.09 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
7.09    Burdensome Agreements. Enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that (a) limits the ability (i) of any Subsidiary to make Restricted Payments to Borrower or any Guarantor or to otherwise transfer property to Borrower or any Guarantor, (ii) of any Guarantor to Guarantee the Indebtedness of Borrower or (iii) of Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person; provided, however, that this clause (iii) shall not prohibit any Negative Pledge incurred or provided in favor of any holder of Indebtedness permitted under Section 7.03(e) solely to the extent any such Negative Pledge relates to the property financed by or the subject of such Indebtedness; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person. For the avoidance of doubt, this Section 7.09 shall not prohibit any Contractual Obligation assumed by Borrower or any Subsidiary or binding on any Person at the time they become a Subsidiary in connection with an Acquisition otherwise permitted hereunder.
(f)The Credit Agreement is hereby amended to add a new Exhibit K thereto as set forth on Annex I attached hereto.
2.Amendments to other Loan Documents.
(a)All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.
(b)Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.
3.Representations and Warranties. Borrower hereby represents and warrants that as of the Effective Date:
(a)Borrower has the power to execute and deliver this Amendment and to perform its obligations hereunder; and Borrower has duly authorized such execution, delivery and performance.
(b)This Amendment constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as limited by Debtor Relief Laws and the applicable of general principles of equity (regardless of whether such enforceability is considered in proceedings in equity or at law).
(c)The representations and warranties of Borrower in the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date and except that for purposes of this paragraph, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement.
(d)No Default has occurred and is continuing or would result from giving effect to this Amendment.
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4.Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of the following conditions precedent on or before the Effective Date:
(a)Administrative Agent shall have received this Amendment, duly executed and delivered by the Required Lenders, Administrative Agent, and Borrower;
(b)the representations and warranties set forth herein shall be true and correct;
(c)no Default shall have occurred and be continuing or would result from giving effect to this Amendment; and
(d)payment by Borrower of all fees and other amounts due and payable on or prior to the date hereof and reimbursement or payment of all costs and expenses required to be reimbursed or paid by Borrower hereunder, including all fees, charges and disbursements of counsel to Administrative Agent (directly to such counsel if requested by Administrative Agent).
5.Ratifications. Each Loan Party (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties and assurances, granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee and assure full payment and performance of all present and future Obligations, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.
6.Miscellaneous.
(a)This Amendment shall constitute one of the Loan Documents.
(b)This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. This Amendment, together with the Credit Agreement and the other Loan Documents, embodies the entire agreement and understanding relating to the subject matter hereof.
(c)Unless stated otherwise (i) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (ii) headings and captions may not be construed in interpreting provisions, and (iii) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable.
(d)The amendments set forth herein are limited precisely as written and shall not be deemed: (i) to be a consent under or waiver of any other term or condition in the Credit Agreement or any of the other Loan Documents; or (ii) to prejudice any right or rights which Administrative Agent and Lenders now have or may have in the future under, or in connection with the Credit Agreement, as amended hereby, the other Loan Documents or any of the other documents referred to herein or therein.
(e)This Amendment may be in the form of an Electronic Record (and may be delivered by e-mail or facsimile) and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same letter agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Bank of America, N.A. of a manually signed paper Communication which has been converted into electronic form (such as scanned into pdf format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. For purposes hereof, (i) “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time and (ii) “Communication” shall mean this Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment.
[Signature Pages Follow.]
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IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first stated above.

BORROWER:

DREAM FINDERS HOMES, INC.
By:	/s/ Rob Riva
	Name:	Rob Riva
	Title:	General Counsel and VP

Signature Page to
Ninth Amendment to Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent
By:    /s/ Carolyn LaBatte-Leavitt
    Name: Carolyn LaBatte-Leavitt
    Title: Vice President

Signature Page to
Ninth Amendment to Amended and Restated Credit Agreement

LENDERS:
BANK OF AMERICA, N.A., as a Lender and an L/C Issuer
By:    /s/ William Campano
    Name: William Campano
    Title: Senior Vice President

Signature Page to
Ninth Amendment to Amended and Restated Credit Agreement

WESTERN ALLIANCE BANK, as a Lender and an L/C Issuer
By:     /s/ Jenna White
Name: Jenna White
Title: Sr. Vice President
Signature Page to
Ninth Amendment to Amended and Restated Credit Agreement

FLAGSTAR BANK, N.A., as a Lender and an L/C Issuer
By:    /s/ Daniel Blazei
Name: Daniel Blazei
Title: Vice President
Signature Page to
Ninth Amendment to Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:    /s/ David Prouse
Name: David Prouse
Title: SVP

AMERIS BANK, as a Lender
By:    /s/ Chad Bennett
Name: Chad Bennett
Title: EVP

ZIONS BANCORPORATION, N.A. DBA VECTRA BANK COLORADO, as a Lender
By:    /s/ Shane Fraizer
Name: Shane Fraizer
Title: SVP

UNITED BANK, as a Lender
By:    /s/ Thomas J. VanLierde
Name: Thomas J. VanLierde
Title: SVP

BMO BANK N.A., as a Lender
By:    /s/ Lisa Smith Boyer
Name: Lisa Smith Boyer
Title: Director

PINNACLE BANK, as a Lender
By:    /s/ Anne Howe
Name: Anne Howe
Title: SVP
Signature Page to
Ninth Amendment to Amended and Restated Credit Agreement

PINNACLE BANK, A TENNESSEE BANK, D/B/A SYNOVUS BANK, AS SUCCESSOR BY MERGER WITH SYNOVUS BANK, as a Lender
By:    /s/ Tejas Patel
Name: Tejas Patel
Title: Senior Credit Officer, SVP

THE HUNTINGTON BANK, as successor by merger with CADENCE BANK, as a Lender
By:    /s/ Joe White
Name: Joe White
Title: Senior Vice President

TEXAS CAPITAL BANK, A TEXAS STATE BANK, f/k/a TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as a Lender
By:    /s/ Jason Williams
Name: Jason Williams
Title: Executive Director

FIRST NATIONAL BANK OF PENNSYLVANIA, as a Lender
By:    /s/ Jay Hall
Name: Jay Hall
Title: SVP

HOMETRUST BANK, as a Lender
By:    /s/ Justin Dunn
Name: Justin Dunn
Title: Senior Vice President
Signature Page to
Ninth Amendment to Amended and Restated Credit Agreement

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender
By:    /s/ Elizabeth Tosin
Name: Elizabeth Tosin
Title: Authorized Signatory
Signature Page to
Ninth Amendment to Amended and Restated Credit Agreement

    CITIZENS BANK, N.A., as a Lender
By:    /s/ Kenneth D. Stover
Name: Kenneth D. Stover
Title: Vice President
Signature Page to
Ninth Amendment to Amended and Restated Credit Agreement

    REGIONS BANK, as a Lender
By:    /s/ Justin Smith
Name: Justin Smith
Title: Vice President
Signature Page to
Ninth Amendment to Amended and Restated Credit Agreement

To induce Administrative Agent, Lenders, and L/C Issuers to enter into this Amendment, each of the undersigned hereby (a) consents and agrees to its execution and delivery and the terms and conditions thereof, (b) agrees that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, (c) confirms and ratifies its continuing unconditional obligations as a Guarantor under the Guaranty, as it may be amended or otherwise modified hereby, with respect to all of the Guaranteed Obligations (as defined therein), and (d) waives notice of acceptance of this Amendment, which Amendment binds each of the undersigned and their respective successors and permitted assigns and inures to the benefit of Administrative Agent, the L/C Issuers and Lenders and their respective successors and permitted assigns.

GUARANTORS: DREAM FINDERS HOMES, LLC H&H CONSTRUCTORS OF FAYETTEVILLE, LLC VILLAGE PARK HOMES, LLC DFH LAND, LLC DFH WILDWOOD, LLC DFH MANDARIN, LLC CENTURY HOMES FLORIDA, LLC
By:	/s/ Rob Riva
	Name:	Rob Riva
	Title:	General Counsel and VP

DREAM FINDERS HOLDINGS LLC
By:	/s/ Rob Riva
	Name:	Rob Riva
	Title:	General Counsel and VP

DFH COVENTRY, LLC
By:	/s/ Rob Riva
	Name:	Rob Riva
	Title:	General Counsel and VP

DFH CRESCENT, LLC
By:	/s/ Rob Riva
	Name:	Rob Riva
	Title:	General Counsel and VP

DFH LIBERTY, LLC DFH PANELS SOUTHEAST, LLC DFH GREENVILLE LIBERTY ASSETS, LLC DREAM FINDERS HOMES ARIZONA, LLC
By:	/s/ Rob Riva
	Name:	Rob Riva
	Title:	General Counsel and VP

Signature Page to
Ninth Amendment to Amended and Restated Credit Agreement

ANNEX I
EXHIBIT K
FORM OF LETTER OF CREDIT REPORT

The undersigned duly appointed officer of L/C Issuer caused this Letter of Credit Report to be executed as of the date first above written.

[L/C ISSUER], as an L/C Issuer
By:
Name:
Title:

Signature Page to
Letter of Credit Report